SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2002
                                                         -----------------

                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)

         New Jersey                     33-18978                 22-1441806
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

      728 Garden St
Carlstadt, New Jersey 07072                              (201) 933-1600
   (Address of principal                         (Registrant's telephone number,
     executive offices)                                including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Item 4. Changes in Registrant's Certifying Auditors

      The client-auditor relationship between the Registrant and its former independent auditors, PricewaterhouseCoopers, LLP ("PwC") has ceased concurrent with the filing of the Registrant's Form 10-Q on November 14, 2002. In connection with its audits for the two most recent fiscal years and through November 14, 2002, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements and there have been no reportable events as defined in item 304 of Regulation S-K. PwC's reports on the financial statements for the Registrant's past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      The Registrant is currently in the process of selecting new independent auditors.

      The decision to change auditors was made with the knowledge and approval of the Registrant's audit committee and Board of Directors.

Item 7. Exhibits

      The following is filed with the Commission as an exhibit to this report.

      16    Letter  dated  November  20,  2002  from  the  Registrant's   former
            independent auditors.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                               TEL-INSTRUMENT ELECTRONICS CORP

Date: November 20, 2002                         By /s/ Joseph P. Macaluso
                                                   ---------------------------
                                                   Joseph P. Macaluso
                                                   Principal Accounting Officer


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